UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – February 4, 2013

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THE ULTIMATE SOFTWARE GROUP, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-24347	65-0694077
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Ultimate Way, Weston, Florida	33326
(Address of principal executive offices)	(Zip Code)

(954) 331-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Item 2.02    Results of Operations and Financial Condition.
The Ultimate Software Group, Inc. (the “Corporation”) hereby furnishes the information set forth in the press release issued on February 5, 2013, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.
This information is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On February 4, 2013, the Board of Directors of the Corporation approved the amendment and restatement of the Corporation’s amended and restated By-laws (as so amended, the “Amended and Restated By-laws”), effective immediately. The principal amendments in the Amended and Restated By-laws are the following:

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Majority Vote for Directors and Director Resignation Policy. Section 2.02 of Article II has been amended to provide for a majority vote standard in the election of directors in uncontested elections (with “abstentions” and “broker non-votes” not counted as a vote “for” or a vote “against” such nominee's election). In the case of a contested election, directors will continue to be elected by a plurality vote. Section 2.02 of Article II was also amended to require incumbent directors to submit irrevocable resignations, contingent on certain events, in order to be nominated for further service on the Board of Directors. In the event an incumbent director fails to receive a majority of the votes cast in an election that is uncontested, the Nominating Committee of the Board of Directors shall make a recommendation to the Board of Directors as to whether to accept or reject the resignation of such incumbent director, or whether other action should be taken. The Board of Directors shall act on the proffered resignation, taking into account the recommendation, and publicly disclose its decision regarding the resignation and, if such resignation is rejected, the rationale behind that decision within ninety (90) days following certification of the election results.
The preceding description of the amendments is qualified in its entirety by reference to the Amended and Restated By-laws, which are attached as Exhibit 3.2 to this Current Report on Form 8-K and are incorporated by reference herein.
Item 8.01    Other Events.
On February 4, 2013, the Board of Directors of the Corporation approved the formation of a Nominating Committee (the “Committee”) and adopted the Corporation’s Nominating Committee Charter (the “Charter”). Pursuant to the Board of Directors’ approval of the formation of the Committee and adoption of the Committee’s Charter, the Board of Directors appointed three independent directors, James A. FitzPatrick, Alois Leiter and Rick Wilber, to serve as members of the Committee. The Board of Directors also approved and authorized the appointment of James A. FitzPatrick to serve as the chairman of the Committee.
A copy of the Nominating Committee Charter is available on the Corporation’s website at: www.ultimatesoftware.com
This information is being furnished pursuant to Item 8.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits

Number	Description

3.2	Amended and Restated By-laws of The Ultimate Software Group, Inc.
99.1	Press Release, dated February 5, 2013

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

THE ULTIMATE SOFTWARE GROUP, INC.

By: /s/ Mitchell K. Dauerman
Mitchell K. Dauerman
Executive Vice President, Chief Financial Officer and Treasurer
(Principal Financial and Accounting Officer)

Dated: February 6, 2013

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